                                                                  EXHIBIT 10.34b



                                WAIVER UNDER THE
                              TERM CREDIT AGREEMENT

     WAIVER dated as of May 21, 1999 under the $100,000,000 Term Credit Agreement dated as of March 31, 1998 (as heretofore amended, the "TERM CREDIT AGREEMENT") among AMERICAN MOBILE SATELLITE CORPORATION (the "BORROWER"), the BANKS party thereto (the "BANKS"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "DOCUMENTATION AGENT"), and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "ADMINISTRATIVE AGENT").


                             W I T N E S S E T H :

     WHEREAS, in exchange for up to 8,620,000 shares of the Borrower's common stock, the Borrower desires to acquire 25 shares of common stock of AMRC Holdings and certain other securities issued by AMRC Holdings from a trust (the "TRUST") for the benefit of the shareholders of WorldSpace, Inc. (the "EXCHANGE");

     WHEREAS, promptly after the Exchange, each share of Common Stock of AMRC Holdings held by the Borrower will be exchanged for one share of Class B Common Stock of AMRC Holdings;

     WHEREAS, the undersigned Banks and the Shareholder Guarantors are willing to consent to the foregoing and to waive certain provisions of the Term Credit Agreement in connection with the foregoing;

     NOW, THEREFORE, the undersigned parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Term Credit Agreement has the meaning assigned to such term in the Term Credit Agreement.

     Section 2. Waiver. The undersigned Banks hereby waive the failure by the Borrower to comply with Section 5.13 of the Term Credit Agreement in connection with the Exchange.

     Section 3. Exchange of Common Stock. The undersigned Banks and Shareholder Guarantors (including Hughes in its capacity as agent for the Shareholder Guarantors) hereby instruct the Collateral Agent to release the shares of Common Stock of AMRC Holdings held by it pursuant to the Security and Pledge Agreement and the Shareholder Guarantor Security Agreement upon receipt of an equal number of shares of Class B Common Stock of AMRC Holdings, together with stock powers executed in blank.

     Section 4. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties set forth in Article 4 of the Term Credit Agreement shall be true on and as of the Effective Date and
(ii) no Default shall have occurred and be continuing on such date.

     Section 5. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

     Section 6. Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 7. Effectiveness. This Waiver shall become effective as of the date hereof on the date (the "EFFECTIVE DATE") when the Documentation Agent shall have received a counterpart hereof from each of the Borrower, Hughes, SingTel, Baron Capital and the Required Banks signed by such party or a facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.

     Section 8. Shareholder Guarantor Consent. The Shareholder Guarantors consent to the foregoing.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.




                                             AMERICAN MOBILE SATELLITE
                                              CORPORATION


                                             By     /s/ Richard J. Burnheimer
                                             -----------------------------------
                                             Title: V.P. and Treasurer




                                             TORONTO DOMINION (TEXAS), INC., as
                                              Administrative Agent and Bank


                                             By     /s/ Jano Mott
                                             -----------------------------------
                                             Title: Vice President




                                             MORGAN GUARANTY TRUST
                                              COMPANY OF NEW YORK


                                             By     /s/ Robert Bottamed
                                             -----------------------------------
                                             Title: Vice President




                                             BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION


                                             By     /s/ Diane P. Allen
                                             -----------------------------------
                                             Title: Vice President

                                             BANCA COMMERCIALE ITALIANA LOS
                                              ANGELES FOREIGN BRANCH


                                             By     /s/ J. Wityak
                                             ---------------------------------
                                             Title: Vice President




                                             BANCA DI ROMA-SAN FRANCISCO


                                             By
                                             ---------------------------------
                                             Title:


                                             By
                                             ---------------------------------
                                             Title:




                                             THE CHASE MANHATTAN BANK


                                             By
                                             ---------------------------------
                                             Title:




                                             CITIBANK, N.A.


                                             By
                                             ---------------------------------
                                             Title:

                                             DEUTSCHE BANK AG, NEW YORK
                                              BRANCH AND/OR CAYMAN ISLANDS
                                              BRANCH


                                             By     /s/ Joel Makowsky
                                             -----------------------------------
                                             Title: Vice President


                                             By     /s/ Virginia Mahler Cosenza
                                             -----------------------------------
                                             Title: Assistant Vice President




                                             THE FIRST NATIONAL BANK OF
                                              CHICAGO


                                             By     /s/ Kandis A. Jaffrey
                                             -----------------------------------
                                             Title: Assistant Vice President




                                             ISTITUTO BANCARIO SAN PAOLO DI
                                              TORINO ISTITUTO MOBILIARE
                                              ITALIANO S.P.A.


                                             By
                                             -----------------------------------
                                             Title:


                                             By
                                             -----------------------------------
                                             Title:




                                             NATIONSBANK, N.A.


                                             By     /s/ Diane P. Allen
                                             -----------------------------------
                                             Title: Vice President

                                             HUGHES ELECTRONICS CORPORATION,
                                              as Guarantor and agent for the
                                              Shareholder Guarantors


                                             By     /s/ Mark A. McEachen
                                             -----------------------------------
                                             Title: Corporate V.P. and Treasurer




                                             SINGAPORE TELECOMMUNICATIONS
                                              LTD.


                                             By     /s/ Hoh Wing Chee
                                             -----------------------------------
                                             Title: V.P. (International Network)




                                             BARON CAPITAL PARTNERS, L.P., a
                                              Delaware limited partnership
                                             By: BARON CAPITAL MANAGEMENT,
                                              INC., a general partner


                                             By     /s/ Morty Schaja
                                             -----------------------------------
                                             Title: Senior Vice President and
                                                    Chief Operating Officer